UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: December 4, 2006

CHINA EXPERT TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30644	98-0348086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2703-04, Great Eagle Centre 23 Harbour Road Wanchai, Hong Kong
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: 852-2802-1555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 28, 2006, the Company’s wholly-owned subsidiary, Expert Network (Shenzhen) Company Limited (“Expert Network”, the “Company”), entered into an e-Government Contract (the “Contract”), with Minqing County of Fuzhou City in Fujian Province (“Minqing”).  Pursuant to the Contract, the Company will be responsible for design and implementation of the following systems:

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e-Government Planning

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Hardware Platform Integration

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Security Platform

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Application Platform

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Portal Website

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Unified Administration Approval System

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Coordinated Office System

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Calling Center

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Geographical Information System

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Emergency Commanding System

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Auxiliary Decision System

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Social Medical Security Information System

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Smart Card System

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Information Database

Under the terms of the Contract, construction is scheduled to commence in October 2007, and is expected to be completed by September 2010.

Total fees to be paid to the Company under the Contract are 200,000,000.00 RMB, or approximately US $25,500,000.  The net contract sum after excluding hardware purchases to be made on behalf of customer and PRC business tax is approximately 175,000,000 RMB, or approximately US $22,300,000.

Other than the Contract, there is no material relationship between the Company or its affiliates and Minqing.

On November 27, 2006, Expert Network entered into a consultant agreement (the “Consultant Agreement”), with Minqing Jin Nuo Information Technology Co., Ltd., (the “Consultant”). Pursuant to the terms of the Consultant Agreement, the Consultant was engaged to provide consulting services related to the sourcing of e-government contracts in the Minqing District of Fuzhou City located in the Fujian Province.

Under the Consulting Agreement, the Company has agreed to pay the Consultant a cash commission equal to 10,000,000.00 RMB, or approximately US $1,300,000, which is five percent (5%) of the total contract sum of the e-government contracts sourced by the Consultant. The Consultant Agreement shall be terminated once the Main Contract of the e-government project in the Minqing District is signed and all fees due to Consultant have been paid.

Under the terms of the Consultant Agreement, fees are due and payable within ten (10) business days after the signing of the contract with Minqing. Other than the Consultant Agreement, there is no material relationship between the Company or its affiliates and Consultant.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)

The following exhibits are filed herewith:

10.53

Main Contract, dated as of November 28, 2006, by and between Expert Network (Shenzhen) Company Limited and The Minqing County of Fujian Province E-Government Planning, Design and Construction

10.54

Consultant Contract, dated as of November 27, 2006, by and between Expert Network (Shenzhen) Company Limited and Minqing Jin Nuo Information Technology Co., Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA EXPERT TECHNOLOGY, INC.

By: /s/ Fu Wan Chung, Simon

CFO and Director

Date: December 4, 2006